                                IMAX CORPORATION

                                  EXHIBIT 10.27

THIS SECOND AMENDMENT TO THE LOAN AGREEMENT is made as of and with effect from the 16th day of May, 2006.

BETWEEN:

                                IMAX CORPORATION

                                  ("BORROWER")

                                     - and -

                  WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)

               (FORMERLY, CONGRESS FINANCIAL CORPORATION (CANADA))

                                   ("LENDER")

     WHEREAS Borrower and Lender entered into a loan agreement dated February 6, 2004 as amended by a first amendment to the loan agreement made as of June 30, 2005 (collectively, the "LOAN AGREEMENT"), pursuant to which certain credit facilities were established in favour of Borrower;

     AND WHEREAS the parties hereto wish to extend the term of the Loan Agreement to October 31, 2009, and amend certain other terms and conditions of the Loan Agreement;

     NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the covenants and agreements contained herein and for other good and valuable consideration, the parties hereto agree to amend the Loan Agreement as provided herein:

SECTION 1 GENERAL

          In this Second Amendment to the Loan Agreement, unless otherwise defined or the context otherwise requires, all capitalized terms shall have the respective meanings specified in the Loan Agreement.

SECTION 2 TO BE READ WITH LOAN AGREEMENT

          This Second Amendment to the Loan Agreement is an amendment to the Loan Agreement and amends, restates and replaces in its entirety the Second Amendment to the Loan Agreement made as of and executed on May 16, 2006. Unless the context of this Second Amendment to the Loan Agreement otherwise requires, the Loan Agreement and this Second Amendment to the Loan Agreement shall be read together and shall have effect as if the provisions of the Loan Agreement and this Second Amendment to the Loan Agreement were contained in one agreement. The term "AGREEMENT" when used in the Loan Agreement means the Loan Agreement as amended by this Second Amendment to the Loan Agreement, together with all amendments, supplements, restatements and replacements thereto or therefor from time to time.

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                                      -2-


SECTION 3 NO NOVATIONS

          Nothing in this Second Amendment to the Loan Agreement, nor in the Loan Agreement when read together with this Second Amendment to the Loan Agreement, shall constitute a novation, payment, re-advance or reduction or termination in respect of any Obligations of Borrower.

SECTION 4 AMENDMENTS TO THE LOAN AGREEMENT

     (a) Schedule 1.11 to the Loan Agreement (FORM OF BORROWING BASE CERTIFICATE), is deleted in its entirety and replaced with Schedule
          1.11 attached hereto.

     (b) A new Schedule 1.1(A) is added to the Loan Agreement called "CONTRACTS IN BACKLOG/FINISHED GOODS INVENTORY" in the form attached to the Disclosure Letter.

     (c) A new Schedule 1.1(B) is added to the Loan Agreement called "LONG TERM RECEIVABLES CONTRACTS", in the form attached to the Disclosure Letter.

     (d) Schedule 8.4 to the Loan Agreement (EXISTING LIENS), is deleted in its entirety and replaced with Schedule 8.4 attached hereto.

     (e) A new Schedule 8.9(B) is added to the Loan Agreement called "RESTRICTIONS ON ASSIGNABILITY WITHIN CONTRACTS IN BACKLOG AND LONG TERM RECEIVABLES CONTRACTS" in the form attached to the Disclosure Letter.

     (f) Schedule 9.9 to the Loan Agreement (EXISTING INDEBTEDNESS), is deleted in its entirety and replaced with Schedule 9.9 attached hereto.

     (g) Schedule 9.10 to the Loan Agreement (EXISTING LOANS, ADVANCES AND GUARANTEES), is deleted in its entirety and replaced with Schedule
          9.10 attached hereto.

     (h) Section 1 of the Loan Agreement (DEFINITIONS), is amended by adding the following definitions (in their respective alphabetical order):

          (A) ""AMENDMENT EFFECTIVE DATE" shall mean the date upon which all of the conditions contained in the renewal and amending agreement dated May 16, 2006, between Borrower and Lender, have been satisfied in full (in the sole discretion of Lender) or have been waived in writing (in whole or in part) by Lender, in its sole discretion;

          (B) "APPRAISAL" shall have the meaning attributed to it in Section 2.1(a)(v);

          (C) "ASSIGNMENT OF CONTRACTS IN BACKLOG AND LONG TERM RECEIVABLES CONTRACTS" shall mean the Assignment of Contracts in Backlog and Long Term Receivables Contracts between Borrower, as assignor, and Lender, as assignee, dated as of May 16, 2006, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced;

          (D) "CONTRACTS IN BACKLOG" shall mean, collectively, contracts designated by the Borrower internally as "contracts in backlog" as listed on Schedule 1.1(A), as may be amended, updated and/or restated from time to time in accordance with the requirements set out in Section 7.1(a) hereof;

          (E) "CONTRACTS AND LEASES" shall mean, collectively, any one or all of the Capital Leases, the Operating Leases, the Contracts in Backlog and the Long Term Receivables Contracts;

          (F) "DISCLOSURE LETTER" means the Disclosure Letter of even date herewith executed by the Borrower and the Lender to which are attached Schedule 1.1(A), Schedule 1.1(B) and Schedule 8.9(B).

          (G) "ELIGIBLE CONTRACTS IN BACKLOG" shall mean Contracts in Backlog, from time to time, which are and continue to be acceptable to Lender based on the general criteria set forth below which Lender, in good faith, may revise from time to time. In general, a Contract in Backlog shall be an Eligible Contract in Backlog if:

               (i) it is with a Client deemed creditworthy at all times by Lender, as determined by Lender in good faith;

               (ii) it is with a Client that has not asserted a bona fide counterclaim, defence or dispute (other than as to a de minimus amount) under the applicable Contract in Backlog and if so, the value of such Contract in Backlog Inventory shall be reduced by the amount of such counterclaim, defense or dispute;

               (iii) it is with a Client that does not have, and does not engage in transactions which may give rise to, any right of set-off against the Contract in Backlog Inventory; provided that the existence of any such right of set-off shall not by itself cause such Contract in Backlog Inventory to cease to continue to be Eligible Contract in Backlog Inventory but its appraised value, for purposes of Section 2.1 hereof, will be reduced by Lender by an amount determined by Lender in good faith;

               (iv) there are no facts, events or occurrences which would impair the validity, enforceability or collectability of the Contract in Backlog or materially reduce the amount payable or delay payment thereunder, including without limitation, any event of default or event which would, with notice or the passage of time, constitute an event of default under the Contract in Backlog;

               (v) it is subject to the first priority, valid and perfected security interest of Lender and is not subject to any prior ranking liens or other liens except Permitted Encumbrances;

               (vi) it is with a Client which is not itself, nor any officer or employee thereof, an officer, employee or agent of or affiliated with Borrower, directly or indirectly, by virtue of family membership, ownership, control, management or otherwise;

               (vii) there are no proceedings or actions which are threatened or pending against the Client which could reasonably be expected to result in any material adverse change in such Client's financial condition;

               (viii) unless otherwise permitted by Lender, it is not with a
                    Client which, together with its affiliates, constitutes, without duplication, more than ten (10%) percent of all otherwise Eligible Contracts, Leases and Inventory (but the portion of the Finished Goods Inventory not in excess of such applicable percentage continues to be Eligible Finished Goods Inventory); and

               (ix) notwithstanding that there are restrictions on assignability in respect of such Contracts in Backlog.

               Any Contract in Backlog Inventory which is not considered to be Eligible Contract in Backlog Inventory in accordance with the foregoing requirements, is nevertheless considered to form part of the Collateral;

          (H) "ELIGIBLE CONTRACTS, LEASES AND INVENTORY" shall mean, collectively, any one of or all of the Eligible Capital Leases, Eligible Operating Leases, Eligible Finished Goods Inventory and Eligible Long Term Receivables Contracts;

          (I) "ELIGIBLE FINISHED GOODS INVENTORY" means Finished Goods Inventory that has been assigned by the Borrower to Eligible Contracts in Backlog;

          (J) "ELIGIBLE LONG TERM RECEIVABLES CONTRACTS" shall mean those contracts of the Borrower, from time to time, which are and continue to be acceptable to Lender based on the general criteria set forth below which Lender, in good faith, may revise from time to time. In general, a Long Term Receivables Contract shall be an Eligible Long Term Receivables Contract if:

               (i) it is with a Client deemed creditworthy at all times by Lender, as determined by Lender in good faith;

               (ii) it is with a Client that has not asserted a bona fide counterclaim, defence or dispute (other than as to a de minimus amount) under the applicable Long Term Receivables Contract and if so, the value of such Long Term Receivables Contract shall be reduced by the amount of such counterclaim, defense or dispute;

               (iii) it is with a Client that does not have, and does not engage in transactions which may give rise to, any right of set-off against the Long Term Receivables Contract; provided that the existence of any such right of set-off shall not by itself cause such Long Term Receivables Contract to cease to continue to be an Eligible Long Term Receivables Contract but its appraised value, for purposes of Section 2.1 hereof, will be reduced by Lender by an amount determined by Lender in good faith;

               (iv) there are no facts, events or occurrences which would impair the validity, enforceability or collectability of the Long Term Receivables Contract or materially reduce the amount payable or delay payment thereunder, including without limitation, any event of default or event which would, with notice or the passage of time, constitute an event of default under the Long Term Receivables Contract;

               (v) it is subject to the first priority, valid and perfected security interest of Lender and is not subject to any prior ranking liens or other liens except Permitted Encumbrances;

               (vi) it is with a Client which is not itself, nor any officer or employee thereof, an officer, employee or agent of or affiliated with Borrower, directly or indirectly, by virtue of family membership, ownership, control, management or otherwise;

               (vii) there are no proceedings or actions which are threatened or pending against the Client which could reasonably be expected to result in any material adverse change in such Client's financial condition;

               (viii) unless otherwise permitted by Lender, it is not with a
                    Client which, together with its affiliates, constitutes more than ten (10%) percent of all otherwise Eligible Contracts, Leases and Inventory (but the portion of the Long Term Receivables Contracts not in excess of such applicable percentage continue to be Eligible Long Term Receivables Contracts); and

               (ix) notwithstanding that there are restrictions on the
                    assignability in respect of such Long Term Receivables Contracts.

               Any Long Term Receivables Contract, which is not considered to be an Eligible Long Term Receivables Contract in accordance with the foregoing requirements, is nevertheless considered to form part of the Collateral;

          (K) "ELIGIBLE REAL PROPERTY" shall mean the Real Property and any other real property of Borrower that has been deemed to be acceptable as Eligible Real Property by Lender;

          (L) "FINISHED GOODS INVENTORY" means the finished goods Inventory of the Borrower that has been designated by the Borrower as a Contract in Backlog;

          (M) "FINISHED GOODS INVENTORY LENDING FORMULA" shall have the meaning set forth in Section 2.1(a) hereof;

          (N) "LONG TERM RECEIVABLES CONTRACTS" shall mean, collectively, all of the contracts listed on Schedule 1.1(B), as may be amended, updated and/or restated from time to time in accordance with the requirements set out in Section 7.1(a) hereof, each of which are contracts that relate to the sale of theatre equipment by the Borrower;

          (O) "LONG TERM RECEIVABLES CONTRACTS LENDING FORMULA" shall have the meaning set forth in Section 2.1(a) hereof;

          (P) "ORDERLY LIQUIDATION VALUE" shall mean the amount, expressed in terms of currency in US Dollars, it is estimated would be realized from any orderly liquidation of the Finished Goods Inventory and Long Term Receivables Contracts, as applicable, net of the amount of deductions for all commissions, taxes and other Liquidation Expenses, which, as of the Amendment Effective Date, is the orderly liquidation value attributed to Finished Goods Inventory and Long Term Receivables Contracts in the Hilco Appraisal and at any future date will be the estimated amount similarly calculated as of the date of calculation attributed to the Finished Goods Inventory and Long Term Receivables Contracts by the Appraiser;

          (Q) "REAL PROPERTY" means the property of Borrower municipally known as 2525 Speakman Drive, Mississauga, Ontario L5K 1B1; and

          (R) "REAL PROPERTY LENDING FORMULA" shall have the meaning set forth in Section 2.1(a)(v) hereof."

     (i) Section 1.1 of the Loan Agreement, being the definition of "ACCOUNTS", is hereby amended by deleting the reference to "Capital Leases and/or Operating Leases" in the third line thereof and replacing it with a reference to "Contracts and Leases".

     (j) Section 1.19 of the Loan Agreement, being the definition of "CASH DOMINION EVENT", is hereby amended by deleting the reference to "$7,500,000" in the second line thereof and replacing it with a reference to "$5,000,000".

     (k) Section 1.23 of the Loan Agreement, being the definition of "CLIENT", is hereby deleted in its entirety and replaced with the following:

          ""CLIENT" shall mean any Person, other than Borrower, who is now or hereafter a party to a Capital Lease, Operating Lease, Contract in Backlog and/or a Long Term Receivables Contract, as applicable, and "Clients" means all such Persons."

     (l) Section 1.24 of the Loan Agreement, being the definition of "COLLATERAL", is hereby amended by inserting ", collectively, the Real Property and" immediately before the words "Collateral as such term" in the first line thereof.

     (m) Each of Section 1.28 and 1.29 of the Loan Agreement, being the definition of "ELIGIBLE CAPITAL LEASES" and "ELIGIBLE OPERATING LEASES", respectively, is hereby amended by deleting subparagraph (g) thereof.

     (n) Section 1.36 of the Loan Agreement, being the definition of "FINANCING AGREEMENTS", is hereby amended by inserting "Assignment of Contracts in Backlog and Long Term Receivables Contracts," following the words "Assignment of Capital Leases and Operating Leases," in the second line thereof.

     (o) Section 1.38 of the Loan Agreement, being the definition of "GENERAL SECURITY AGREEMENT", is hereby amended by inserting "as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced" immediately following "the Obligations" in the third line thereof.

     (p) Section 1.40 of the Loan Agreement, being the definition of "HILCO APPRAISAL", is hereby deleted in its entirety and replaced with the following:

          ""HILCO APPRAISAL" shall mean the most recently dated appraisal conducted by the Appraiser that has been delivered to Lender, as may be amended, updated or supplemented from time to time."

     (q) Subsection (b) of Section 1.42 of the Loan Agreement, being the definition of "INTEREST RATE", is hereby amended as follows:

          (A) Subsection (i) is hereby amended by deleting the words "a rate of one quarter of one (0.25%) percent per annum in excess of the Applicable Prime Rate or a rate of two (2%)" in the first and second lines thereof and replacing them with "the Applicable Prime Rate or a rate of one and one quarter of one (1.25%)";

          (B) Subsection (ii) is hereby amended by deleting the words "a rate of one half of one (0.50%) percent per annum in excess of the Applicable Prime Rate or a rate of two and one quarter (2.25%)" in the first and second lines thereof and replacing them with "a rate of one quarter of one (0.25%) percent per annum in excess of the Applicable Prime Rate or a rate of one and one half of one (1.5%)";

          (C) Subsection (iii) is hereby amended by deleting the words "a rate of three quarters of one (0.75%) percent per annum in excess of the Applicable Prime Rate or a rate of two and one half (2.5%)" in the first and second lines thereof and replacing them with "a rate of one half of one (0.50%) percent per annum in excess of the Applicable Prime Rate or a rate of two (2%)".

     (r) Section 1.47 of the Loan Agreement, being the definition of "LENDING FORMULAS", is hereby deleted in its entirety and replaced with the following:

          ""LENDING FORMULAS" shall mean, collectively, the Operating Leases Lending Formula, the Capital Leases Lending Formula, the Finished Goods Inventory

          Lending Formula, the Long Term Receivables Lending Formula and the Real Property Lending Formula."

     (s) Section 1.54 of the Loan Agreement, being the definition of "MAXIMUM CREDIT" is hereby amended by deleting the reference to "$20,000,000" therein and replacing it with a reference to "$40,000,000".

     (t) Section 1.71 of the Loan Agreement, being the definition of "RENEWAL DATE", is deleted in its entirety.

     (u) Section 2.1 of the Loan Agreement (REVOLVING LOANS), is hereby amended as follows:

          (A) Subparagraph (a)(ii)(A) is hereby amended by deleting the reference to "thirty-four (34%)" in the first line thereof and replacing it with "forty-nine (49%)";

          (B) Subparagraph (a)(ii)(B) is hereby amended by deleting the "." at the end of this Subsection and replacing it with ", plus";

          (C)  the following new Paragraph (a)(iii) is added:

               "(iii) the lesser of:

                    (A) thirty-one (31%) percent of the aggregate net book value of Eligible Finished Goods Inventory; or

                    (B) eighty-five (85%) percent of the appraised value of such Eligible Finished Goods Inventory expressed as a percentage of cost value, net of estimated Liquidation Expenses, with appraisals conducted on an Orderly Liquidation Value basis at the expense of Borrower by the Appraiser (the "FINISHED GOODS INVENTORY LENDING FORMULA"), plus";

          (D)  the following new Paragraph (a)(iv) is added:

               "(iv) the lesser of:

                    (A) forty (40%) percent of the aggregate net book value of Eligible Long Term Receivables Contracts; or

                    (B) eighty-five (85%) percent of the appraised value of such Eligible Long Term Receivables Contracts expressed as a percentage of cost value, net of estimated Liquidation Expenses, with appraisals conducted on an Orderly Liquidation Value basis at the expense of Borrower by the Appraiser (the "LONG TERM RECEIVABLES CONTRACTS LENDING FORMULA"), plus";

          (E)  the following new Paragraph (a)(v) is added:

               "(v) the lesser of:

                    (A)  $10,000,000; or

                    (B)  Y-[(Y / 120) x N]

                         (the "REAL PROPERTY LENDING FORMULA").

                         For purposes of this Subsection 2.1(a)(v) "Y" means FMV multiplied by 65% and "N" means the number of months (or any part thereof) elapsed since the most recent of
                         (i) the Amendment Effective Date; and (ii) the date of the most recent Re-appraisal (as defined below) and "FMV" means the fair market value of the Real Property as indicated in the most recent of (i) the appraisal (the "APPRAISAL") of Royal LePage Advisors Inc. dated July 19, 2005; and (ii) the most recent Re-appraisal. The Borrower will be entitled, not more than once in any twelve month period, to have the Real Property Lending Formula recalculated based on a new appraisal (a "RE-APPRAISAL") of the Real Property, provided any such appraisal shall be in form and scope that is in accordance with typical commercial practice for the determination of fair market value of real property at the time and in the circumstances and conducted by an appraiser satisfactory to the Lender, acting reasonably;"

          (F) Subsection (b) is hereby deleted in its entirety and replaced with the following:

               "(b) Lender may, in its discretion, from time to time reduce or otherwise revise the Lending Formulas to the extent that Lender, in good faith, determines that: (i) the general creditworthiness of the Clients has declined; or (ii) the liquidation value of any of the Eligible Contracts and Leases or Eligible Real Property, or any category thereof, has decreased; (iii) the nature and quality of the Eligible Contracts and Leases and/or the Eligible Real Property has deteriorated; or (iv) the fair market value of the Eligible Real Property has decreased. In determining whether to reduce or otherwise revise the Lending Formulas, Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Contracts and Leases or the Eligible Real Property or in establishing Availability Reserves."

     (v) Section 2.2 of the Loan Agreement (LETTER OF CREDIT ACCOMMODATIONS), is amended as follows:

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                                      -10-


          (A) Subsection (d) is hereby amended by deleting the reference to "$12,000,000" and replacing it with "$20,000,000"; and

          (B) Subsection (e) is hereby amended by deleting the words "or non-renewal" in the last line thereof.

     (w) Section 6.3(c) of the Loan Agreement (COLLECTION OF ACCOUNTS), is hereby amended by deleting the words "or non-renewal" in the last line thereof.

     (x) Section 6.4 of the Loan Agreement (PAYMENTS), is hereby amended by deleting the words "or non-renewal" in the last line thereof.

     (y)  The following new Section 7.5(B) is added to the Loan Agreement:

          "7.5(B) REAL PROPERTY COVENANTS

          With respect to the Real Property: (a) Borrower shall, at its expense, at any time or times as Lender may request on or after an Event of Default has occurred and is continuing, deliver or cause to be delivered to Lender written reports or appraisals as to the Real Property in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender; (b) Borrower shall keep the Real Property in good order, repair and marketable condition (ordinary wear and tear excepted); (c) Borrower shall use the Real Property in accordance with applicable requirements of any insurance and in conformity with all applicable laws, unless the failure to conform would not reasonably be expected singly or when aggregated with any other nonconformity to have a materially adverse effect on its business or undertaking or its ability to fulfil its obligations hereunder; (d) the Real Property is and shall be used in Borrower's business and not for personal, family, household or farming use; (e) Borrower shall defend its title to the Real Property against any adverse claims unless the failure to defend would not reasonably be expected, singly or when aggregated with any other failure to defend, to have a materially adverse effect on its business or undertaking or its ability to fulfil its obligations hereunder; (f) Borrower shall not surrender, quit claim or grant any easement, right-of-way or other right or servitude benefiting or burdening the Real Property without the prior consent of Lender, such consent not to be unreasonably withheld; and (g) Borrower assumes all responsibility and liability arising from the use and occupation of the Real Property."

     (z) Section 7.6(a)(i) of the Loan Agreement (POWER OF ATTORNEY), is hereby amended by deleting the reference to "Capital Leases, the Operating Leases" and replacing it with a reference to "Contracts and Leases".

     (aa) Section 8.7 of the Loan Agreement (COMPLIANCE WITH OTHER AGREEMENTS AND APPLICABLE LAWS), is hereby amended by deleting the reference to "Capital Leases and the Operating Leases" and replacing it with a reference to "Contracts and Leases".

     (bb) Section 8.9 of the Loan Agreement (ACCURACY AND COMPLETENESS OF INFORMATION), is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:

          "Borrower represents and warrants that none of the Contracts and Leases include contractual provisions restricting the assignability thereof to Lender or to an assignee of Lender upon exercise of any of the Financing Agreements, with the exception of those restrictive provisions set out on Schedules 8.9 and 8.9(B) hereof."

     (cc) Section 9.3(e) of the Loan Agreement (COMPLIANCE WITH LAWS, REGULATIONS, ETC.), is hereby amended by deleting the words "or non-renewal" in the last line thereof.

     (dd) Section 9.4 of the Loan Agreement (PAYMENT OF TAXES AND CLAIMS), is hereby amended by deleting the words "or non-renewal" in the last line thereof.

     (ee) Section 9.21 of the Loan Agreement (COSTS AND EXPENSES), is hereby amended by deleting the reference to "$750" in Subsection 9.21(g) and replacing it with a reference to "$800".

     (ff) Section 10.2 of the Loan Agreement (REMEDIES), is hereby amended as follows:

          (A) Subsection (b)(xi) is hereby amended by deleting the reference to "Eligible Capital Leases and Eligible Operating Leases" and replacing it with a reference to "Eligible Contracts and Leases"; and

          (B) Subsection (c)(iii) is hereby amended by deleting the reference to "Capital Leases and Operating Leases" and replacing it with a reference to "Contracts and Leases".

     (gg) Section 11.5 of the Loan Agreement (INDEMNIFICATION), is hereby amended by deleting the words "or non-renewal" in the last line thereof.

     (hh) Section 12.1(a) of the Loan Agreement (TERM), is hereby amended by deleting the following:

          "the earlier of: (i) the date which is three (3) years from the date hereof (the "RENEWAL DATE"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof; provided, that, each of Lender and Borrower may, provided mutually agreed, extend the original Renewal Date to the date three hundred sixty-five (365) days from the Renewal Date by giving the other party, as applicable, notice at least sixty (60) days prior to the Renewal Date and in the event such option to extend the original Renewal Date to the date three hundred sixty-five (365) days from the original Renewal Date is exercised by Lender or Borrower, Borrower shall pay to Lender, upon the date such option is exercised, a fully earned additional commitment fee in the amount of $50,000.00. Lender or Borrower may terminate the Financing Agreements effective on the Renewal Date or on the anniversary of the Renewal Date in any year by giving to the other party at least sixty (60) days prior written notice; provided, that, all Financing Agreements must be terminated simultaneously. Upon the effective date of termination or non-renewal", and replacing it with the following:

          "October 31, 2009; provided that the Borrower may request that the Lender extend the term to October 31, 2010 by giving the Lender notice in writing at least sixty (60) days prior to October 31, 2009. If the Lender agrees to such extension by notice in writing to the Borrower on or before October 31, 2009, the term will thereby be extended to October 31, 2010."

     (ii) Section 12.1(c) of the Loan Agreement (TERM) is hereby amended by deleting the following in its entirety:

          "Amount                                    Period
          -------                                    ------
(i)  1.5% of Maximum Credit    -    From the date hereof to and including the
                                    first anniversary of the date hereof.

(ii) 1.0% of Maximum Credit    -    After the first anniversary of the date
                                    hereof to and including the second
                                    anniversary of the date hereof.

(iii) 0.5% of Maximum Credit   -    After the second anniversary of the date
                                    hereof to and including the third
                                    anniversary of the date hereof and if the
                                    term of this Agreement is extended for an
                                    additional year, then to and including the
                                    end of the then current term."

and replacing it with the following:

          "Amount                                    Period
          -------                                    ------
(i)  1.5% of Maximum Credit    -    From the date hereof to and including
                                    October 30, 2006.

(ii) 1.0% of Maximum Credit    -    From October 31, 2006 to and including
                                    October 30, 2007.

(iii) 0.5% of Maximum Credit   -    From October 31, 2007 to and including
                                    October 30, 2009 and if the term of this
                                    Agreement is extended in accordance with the
                                    terms hereof then to and including the end
                                    of the then current term."

SECTION 5 REPRESENTATIONS AND WARRANTIES

          In order to induce Lender to enter into this Second Amendment to the Loan Agreement, Borrower represents and warrants to Lender the following, which representations and warranties shall survive the execution and delivery hereof:

     (a) all necessary action, corporate or otherwise, has been taken to authorize the execution, delivery and performance of this Second Amendment to the Loan Agreement by Borrower;

     (b) Borrower has duly executed and delivered this Second Amendment to the Loan Agreement;

     (c) this Second Amendment to the Loan Agreement is a legal, valid and binding obligation of Borrower, enforceable against it by Lender in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and other laws of general application limiting the enforcement of creditor's rights generally and the fact that the courts may deny the granting or enforcement of equitable remedies;

     (d) the representations and warranties set forth in Section 8 of the Loan Agreement, as amended by this Second Amendment to the Loan Agreement, continue to be true and correct as of the date hereof; and

     (e) no Event of Default, or event which, with the passage of time or giving of notice or both, would constitute an Event of Default, exists.

SECTION 6 RENEWAL FEE

          Borrower shall pay to Lender a one-time renewal fee in the amount of USD $150,000, which shall be fully earned as of and payable upon the execution of this Second Amendment to the Loan Agreement.

SECTION 7 EXPENSES

          Borrower shall pay to Lender on demand all reasonable fees and expenses, including, without limitation, legal fees, incurred by Lender in connection with the preparation, negotiation, completion, execution, delivery and review of this Second Amendment to the Loan Agreement and all other documents, registrations and instruments arising therefrom and/or executed in connection therewith.

SECTION 8 CONDITIONS PRECEDENT

          This Second Amendment to the Loan Agreement shall not be effective until the Amendment Effective Date and until each of the following conditions has been satisfied, or has been waived in writing (in whole or in part) by Lender in its sole discretion. The execution of this Second Amendment to the Loan Agreement by Lender shall constitute evidence of the satisfaction and/or waiver of each of the following conditions by Lender:

     (a) Lender has received, in form and substance satisfactory to Lender, an original copy of each of the following documents:

          (i) this Second Amendment to the Loan Agreement duly executed and delivered by Borrower;

          (ii) a certificate of compliance issued by Industry Canada in respect of Borrower;

          (iii) an officer's certificate or certificates issued by an authorized officer of Borrower relating to Borrower and, inter alia, matters of corporate status, incumbency of officers and corporate power and authority;

          (iv) a certified copy of a resolution of the board of directors of Borrower authorizing the execution, delivery and performance of this Second Amendment to the Loan Agreement; and

          (v)  an updated Borrowing Base Certificate;

     (b) Borrower has paid all fees and disbursements incurred by Lender in accordance with Section 7 hereof and the renewal fee in the amount of USD $150,000 payable to Lender in accordance with Section 8 hereof;

     (c) Lender shall have received evidence from Borrower (including, without limitation, any subordinations or releases of any other liens in the Collateral required by Lender), in form and substance satisfactory to Lender, that Lender has valid perfected and first priority liens upon the Collateral, subject only to the liens permitted in the Financing Agreements;

     (d) Lender shall have received, in form and substance satisfactory to Lender, an opinion letter of Borrower's counsel, McCarthy Tetrault LLP, with respect to this Second Amendment to the Loan Agreement;

     (e) all consents, waiver, acknowledgements and other agreements from third persons which Lender may deem necessary or desirable in order to give effect to the provisions or purposes of this Agreement and the other Financing Agreements; and

     (f) Lender and its counsel, acting reasonably, must be satisfied with the form and content of all of the Contracts in Backlog and the Long Term Receivables Contracts of Borrower and must be reasonably satisfied that the benefits received by Borrower under each of the Contracts in Backlog and the Long Term Receivables Contracts are assignable to Lender and any future assignees without the consent of any of the Clients.

SECTION 9 CONTINUANCE OF THE LOAN AGREEMENT AND SECURITY

          The Loan Agreement, as changed, altered, amended or modified by this Second Amendment to the Loan Agreement, shall be and continue in full force and effect and is hereby confirmed and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for herein. It is agreed and confirmed that after giving effect to this Second Amendment to the Loan Agreement, all security delivered by Borrower and/or any Obligor secures the payment of all of the Obligations including, without limitation, the obligations arising under the Loan Agreement, as amended by the terms of this Second Amendment to the Loan Agreement.

SECTION 10 COUNTERPARTS & FACSIMILE

          This Second Amendment to the Loan Agreement may be executed in any number of counterparts, by original or facsimile signature, each of which shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 11 GOVERNING LAW

          The validity, interpretation and enforcement of this Second Amendment to the Loan Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

          IN WITNESS WHEREOF the parties hereto have executed this Second Amendment to the Loan Agreement as of and with effect from the day and year first above written.

LENDER                                  BORROWER

WACHOVIA CAPITAL FINANCE CORPORATION    IMAX CORPORATION
(CANADA)


By: "Carmela Massari"                   By: "G Mary Ruby"       "Edward MacNeil"
    ---------------------------------       ------------------------------------
Title: First Vice President             Title: Sr VP            VP Finance,
                                               Legal Affairs    Special Projects

Address:                                Address of Chief Executive Office:
141 Adelaide Street West, Suite 1500    110 East 59th Street
Toronto, Ontario, M5H 3L5               New York, New York, 10022
Fax: (416) 364-6068                     Fax: (212) 371-7584

Each of IMAX U.S.A. INC., IMAX II U.S.A. INC. and 1329507 ONTARIO INC. (collectively, the "GUARANTORS" and each a "GUARANTOR") hereby acknowledges, consents and confirms as follows:

For good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the Guarantors), each of the Guarantors hereby acknowledges, confirms and consents that:

(a) it has reviewed and understands the terms of this Second Amendment to the Loan Agreement and consents to the amendment of the Loan Agreement as contemplated herein;

(b) its liability under the guarantee to which it is a party dated February 6, 2004 (each hereinafter referred to as a "GUARANTEE"), is affected by this Second Amendment to the Loan Agreement;

(c) the "GUARANTEED OBLIGATIONS" (as respectively defined in each Guarantee, as applicable) shall extend to and include all of the obligations of the Borrower under the Loan Agreement as amended by this Second Amendment to the Loan Agreement;

(d) each of the Guarantees shall continue in full force and effect, enforceable against each of the Guarantors, as applicable, in accordance with its terms; and

(e) each of the security documents or instruments creating a security interest, assignment, hypothec, lien, pledge or other charge granted by the Guarantors to Lender together with all amendments, supplements, restatements or replacements thereto or therefore from time to time remains in full force and effect as at the date hereof, in respect of each of the Guarantors' obligations under the Loan Agreement, as amended by this Second Amendment to the Loan Agreement.

DATED as of and with effect from the 16th day of May, 2006.

IMAX U.S.A. INC.                        IMAX II U.S.A. INC.


Per: "G Mary Ruby"                      Per: "G Mary Ruby"
     --------------------------------        -----------------------------------
Name: G. Mary Ruby                      Name: G. Mary Ruby
Title: Secretary                        Title: Secretary


Per: "Edward MacNeil"                   Per: "Edward MacNeil"
     --------------------------------        -----------------------------------
Name: Edward MacNeil                    Name: Edward MacNeil
Title: Vice President                   Title: Vice President


1329507 ONTARIO INC.


Per: "G Mary Ruby"
     --------------------------------
Name: G. Mary Ruby
Title: Secretary


Per: "Edward MacNeil"
     --------------------------------
Name: Edward MacNeil
Title: Vice President

                                  SCHEDULE 1.11
                       FORM OF BORROWING BASE CERTIFICATE

TO: WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) (formerly, CONGRESS FINANCIAL CORPORATION (CANADA))(the "LENDER")

RE: Loan Agreement dated February 6, 2004, between the Lender and Imax Corporation (the "BORROWER"), as amended, modified, supplemented, extended, renewed, restated or replaced from time to time (the "LOAN AGREEMENT")

     All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

     The undersigned ____________________ being the ____________________ and
____________________ being the ____________________ of the Borrower, each hereby certifies, as of the date hereof, in that capacity and without personal liability, as follows:

1. This certificate is being delivered to the Lender by the Borrower pursuant to the terms of the Loan Agreement.

2. I have made, or caused to be made, such examinations or investigations as are, in my belief, necessary to enable me to make the statements or give the opinions contained or expressed in this certificate.

3. The availability of Eligible Operating Leases is $- (the "ELIGIBLE OPERATING LEASES AVAILABILITY"), and has been determined as follows:

Value of Operating Leases as      $-
set our in Exhibit 1 hereto

Less the Value of Operating      -$-
Leases set out on Exhibit 1
which are not Eligible
Operating Leases

Value of Eligible Operating       $-
Leases

Multiplied by the advance rate    x 85%
on Eligible Operating Leases

Eligible Operating Leases         $-
Availability

4. The availability of Eligible Capital Leases is $- (the "ELIGIBLE CAPITAL LEASES AVAILABILITY"), and has been determined as follows:

Value of Capital Leases as set    $-
out in Exhibit 2 hereto

Less the Value of Capital        -$-
Leases set out on Exhibit 2
which are not Eligible Capital
Leases

Value of Eligible Capital         $-
Leases

Multiplied by the advance rate    [X 49% OR X 85%][NTD: DETERMINE IN ACCORDANCE
on Eligible Capital Leases        WITH SECTION 2.1]

Eligible Capital Leases           $-
Availability

5. The availability of Eligible Finished Goods Inventory is $- (the "ELIGIBLE FINISHED GOODS INVENTORY"), and has been determined as follows:

Value of Finished Goods           $-
Inventory as set out in
Exhibit 3 hereto

Less the Value of Finished       -$-
Goods Inventory set out on
Exhibit 3 which are not
Eligible Finished Goods
Inventory

Value of Eligible Finished        $-
Goods Inventory

Multiplied by the advance rate    [X 31% OR X 85%][NTD: DETERMINE IN ACCORDANCE
on Eligible Finished Goods        WITH SECTION 2.1]
Inventory

Eligible Finished Goods           $-
Inventory Availability

6. The availability of Eligible Long Term Receivables Contracts is $- (the "ELIGIBLE LONG TERM RECEIVABLES CONTRACTS AVAILABILITY"), and has been determined as follows:

Value of Long Term Receivables    $-
Contracts as set out in
Exhibit 4 hereto

Less the Value of Long Term      -$-
Receivables Contracts set out
on Exhibit 4 which are not
Eligible Long Term Receivables
Contracts

Value of Eligible Long Term       $-
Receivables Contracts

Multiplied by the advance rate    [X 40% OR X 85%][NTD: DETERMINE IN ACCORDANCE
on Long Term Receivables          WITH SECTION 2.1]
Contracts

Eligible Long Term Receivables    $-
Contracts Availability

7. The availability of Eligible Real Property is $- (the "ELIGIBLE REAL PROPERTY AVAILABILITY"), and has been determined as follows:

Fair Market Value of Real         $- ("FMV")
Property based on most recent
of Appraisal or Re-Appraisal

FMV multiplied by 65%             [-] ("Y")

Number of months (or part         [-] ("N")
thereof) elapsed since the
most recent of (i) May 16,
2006, and (ii) the date of the
most recent Re-Appraisal

Application of Real Property      [-] ("Formula Amount")
Lending Formula of Y-[(Y/120)
x N]

Eligible Real Property            $-
Availability being the lesser
of $10,000,000 and the Formula
Amount

8. Attached hereto as Exhibit 5 is an analysis of residual values for the Operating Leases.

9.   Attached hereto as Exhibit 6 is an analysis of the Capital Leases reserves.

10. Based on the Lending Formulas, the aggregate amount of Revolving Loans and Letter of Credit Accommodations available to the Borrower ("AVAILABLE REVOLVING LOANS AND LETTER OF CREDIT ACCOMMODATIONS") is:

Eligible Operating Leases         $-
Availability per Section 3
above

Plus Eligible Capital Leases     +$-
Availability per Section 4
above

Plus Eligible Backlog            +$-
Contracts Availability per
Section 5 above

Plus Eligible Long Term          +$-
Receivables Contracts
Availability per Section 6
above

Plus Eligible Real Estate        +$-
Availability per Section 7
above

Less the Availability Reserves   -$-
set out in Exhibit 7 hereto

Total                             $-

11. The aggregate amount of Revolving Loans and Letter of Credit Accommodations outstanding is $- ("OUTSTANDING LOANS"), and has been determined as follows:

Principal amount of               $-
outstanding Revolving Loans
and Letter of Credit
Accommodations indicated in
paragraph 11 of the Borrowing
Base Certificate delivered
prior to this Certificate (the
"PRIOR CERTIFICATE")

Less the net cash collections    -$-
made by the Lender since the
date of the Prior Certificate,
as set out in Exhibit 8
hereto.

Plus the principal amount of     +$-
Revolving Loans made by Lender
and other charges payable to
Lender (including adjustments
or returned cheques and other
remittances, fees, interest,
costs and expenses) made
and/or incurred since the date
of the Prior Certificate, as
set out in Exhibit 9 hereto.

Plus current undrawn amount of   +$-
outstanding Letter of Credit
Accommodations, as set out in
Exhibit 10 hereto.

Aggregate amount of               $-
Outstanding Loans

12.  The Excess Availability is $-, and has been determined as follows:

The Lessor of: (a) Available      $-
Loans; (b) Maximum Credit; and
(c) Trailing Cash Collections
as set out in Exhibit 11
hereto

Less Outstanding Loans           -$-

Less the aggregate amount of     -$-
due but unpaid tax obligations
(as set out in Exhibit 12
hereto) and trade payables
which are unpaid 90 days after
the original invoice date for
them (as set out in Exhibit 13
hereto)

Excess Availability               $-

13.  No Event of Default exists or has occurred and is continuing.

14. The representations and warranties of the Borrower contained in the Loan Agreement are true and correct with the same effect as though such representations and warranties had been made or given at and as of the date hereof.

15. Nothing in this Certificate will limit the right of the Lender to establish or revise criteria of eligibility or Availability Reserves or otherwise limit, impair, or affect in any manner whatsoever the rights of Lender under the Loan Agreement.

16. In the event of any conflict or inconsistency between the determination of the Lender of the amount of Available Loans (as made in accordance with the terms of the Loan Agreement) and the determination by the Borrower of the amount of Available Loans, the determination of the Lender shall govern.

Dated this     day of             ,      .
           ---        ------------  -----


                                        Name: -
                                              ----------------------------------
                                        Title: -
                                               ---------------------------------


                                        Name: -
                                              ----------------------------------
                                        Title: -
                                               ---------------------------------

                                LIST OF EXHIBITS

Exhibit 1  - Operating Leases Schedule

Exhibit 2  - Capital Leases Schedule

Exhibit 3  - Backlog Contracts Schedule

Exhibit 4  - Long Term Receivables Contracts Schedule

Exhibit 5  - Analysis of Residual Values

Exhibit 6  - Analysis of Capital Leases Reserves

Exhibit 7  - Availability Reserves Schedule

Exhibit 8  - Listing of cash collections received by Borrower and remitted or to be remitted to Lender since last certificate

Exhibit 9  - Listing of dollar amount of loans made by Lender and other charges payable (including adjustments for returned cheques and other remittances, fees, interest, costs and expenses) to Lender since last Certificate.

Exhibit 10 - Listing of dollar amount of current undrawn amounts of outstanding Letter of Credits Accommodations.

Exhibit 11 - Trailing Cash Collections

Exhibit 12 - Tax Obligations

Exhibit 13 - Accounts Payable Aging

                                  SCHEDULE 8.4

                                 EXISTING LIENS

                                  SCHEDULE 9.9

                              EXISTING INDEBTEDNESS

1. 9 5/8% Senior Notes due December 1, 2010, as at January 30, 2004 amount outstanding is $160,000,000;

2. Loan Agreement dated February 6, 2004 between Congress Financial Corporation (Canada) as amended by a first amendment to the loan agreement made as of June 30, 2005 pursuant to which certain credit facilities were established in favour of the Borrower.

                                  SCHEDULE 9.10

                     EXISTING LOANS, ADVANCES AND GUARANTEES

None.